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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 2, 2005




                               THE BRINK'S COMPANY
             (Exact name of registrant as specified in its charter)


              Virginia                    1-9148                54-1317776
              --------                    ------                ----------
  (State or other jurisdiction   (Commission File Number)      (IRS Employer
        of incorporation)                                   Identification No.)

                               1801 Bayberry Court
                                 P. O. Box 18100
                             Richmond, VA 23226-8100
                            (Address and zip code of
                          principal executive offices)

       Registrant's telephone number, including area code: (804) 289-9600


       -------------------------------------------------------------------
         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement.

On February 2, 2005, Brink's, Incorporated and its subsidiary, Brink's Luxembourg S.A., both indirect subsidiaries of The Brink's Company, entered into a Share Transfer Agreement with Group 4 Securicor Holdings Limited and Securicor International BV for the purchase of the shares of Securicor Luxembourg S.A. for
(euro)27.5 million. Securicor Luxembourg S.A. is a provider of manned guarding, alarm monitoring and response and cash transportation and processing services in Luxembourg.

On the same day, Brink's Limited, a subsidiary of Brink's, Incorporated, entered into a Share Transfer Agreement with Group 4 Securitas Holdings Limited for the purchase of the shares of Group 4 Falck Cash Services UK Limited for approximately (euro)2 million. Group 4 Falck Cash Services UK Limited is a provider of cash transportation and processing services in Scotland and northwest England.

The transactions are subject to European Commission approval and both deals must close in order for either deal to close. The agreements contain representations, warranties, terms and conditions typical for transactions of this type.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01.

Item 7.01. Regulation FD Disclosure.

The Brink's Company issued a press release, dated February 3, 2005, regarding the execution of the Share Transfer Agreements, a copy of which is furnished herewith.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release, dated February 3, 2005, issued by The Brink's Company.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            THE BRINK'S COMPANY
                                            (Registrant)


Date: February 3, 2005                      By:  /s/ Austin F. Reed
                                               --------------------------------
                                                 Austin F. Reed, Vice President



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                                  EXHIBIT INDEX
                             -----------------------

EXHIBIT       DESCRIPTION
-------       -----------

99.1          Press Release, dated as of February 3, 2005, issued by The Brink's
              Company.


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